SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2002

NETRATINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27907	77-0461990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

890 Hillview Court, Suite 300 Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 941-2900
(Registrant’s telephone number, including area code)

Item 2.    Acquisition or Disposition of Assets

On August 5, 2002, NetRatings, Inc. (“NetRatings”), acquired 52% of, and thus a controlling interest in, NetValue, S.A., a French publicly traded company (“NetValue”), from certain of NetValue’s shareholders (the “Stock Purchase”). The transactions describing the Stock Purchase, and a tender offer NetRatings subsequently commenced to acquire the shares of NetValue that it does not already own, are more fully described in NetRatings’:

•
Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, as filed with the SEC on August 14, 2002, which includes the principal agreements for the Stock Purchase as Exhibits 2.10, 2.11, 4.4 and 4.5 thereto;

•	Current Report on Form 8-K as filed with the SEC on September 12, 2002; and

•	Current Report on Form 8-K as filed with the SEC on October 7, 2002.

This Current Report on Form 8-K is being filed to include the required financial statements of the business acquired and pro forma financial information required under Item 7 of Form 8-K.

Item 7.    Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

The required financial statements of NetValue are filed as Exhibits 99.2, 99.3, and 99.4 hereto and are hereby incorporated by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements, giving effect to NetRatings’ acquisition of NetValue, are filed as Exhibit 99.1 hereto and are hereby incorporated by reference.

(c)  Exhibits.

Exhibit Number	Exhibit Title
99.1	Unaudited Pro Forma Condensed Combined Financial Information for NetValue and NetRatings, Inc.

99.2	Audited Financial Statements of NetValue for the year ended December 31, 2001.

99.3	Audited Financial Statements of NetValue for the year ended December 31, 2000.

99.4	Unaudited Financial Statements of NetValue for the quarter ended June 30, 2002.

99.5	Consent of Independent Auditors

99.6	Review of Independent Auditors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETRATINGS, INC.

By:	/s/ TODD S LOAN
Todd Sloan Executive Vice President for Corporate Development, Chief Financial Officer and Secretary

Date:  October 21, 2002

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